STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of November 17, 2009 (this “Agreement”), by and among the person(s) identified on Schedule I to this Agreement as the buyers (each a “Buyer” and collectively, the “Buyers;” provided, however, that if there is only one Buyer, then references to the plural “Buyers” will be deemed references to the singular “Buyer”), the person(s) identified on Schedule I to this Agreement as the sellers (each a “Seller” and collectively, the “Sellers;” provided, however, that if there is only one Seller, then references to the plural “Sellers” will be deemed references to the singular “Seller”) and FIND THE WORLD INTERACTIVE, INC., a Delaware corporation (the “Company”).  The Buyers, the Sellers and the Company are referred to collectively herein as the “Parties”.

BACKGROUND

The Sellers own 3,076,500 shares (the “Shares”) of the issued and outstanding Common Stock, no par value per share (“Common Stock”), of the Company.  The Buyers desire to purchase the Shares from the Sellers, and the Sellers desire to sell the Shares to the Buyers in return for cash on the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows.

1.

Definitions.  Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in Appendix A hereto.

2.

 Purchase and Sale of Shares.

(a)

Basic Transaction.  On and subject to the terms and conditions of this Agreement, the Buyers will purchase from the Sellers, and the Sellers will sell to the Buyers, the Shares in the amounts set forth opposite their respective names on Schedule I hereto, for the consideration specified below in this Section 2.

(b)

Escrowed Amounts.  The Buyers have deposited Fifty Thousand Dollars ($50,000) (the “Escrow Amount”) into an escrow account with AllBright Law Offices (the “Initial Escrow Agent”) and have entered into an escrow agreement with the Seller dated October 16, 2009 (the “Initial Escrow Agreement”), attached hereto as Exhibit A. Pursuant to the Initial Escrow Agreement, the Initial Escrow Agent will hold the Escrow Amount in trust for the benefit of the Buyers until returned to the Buyers or delivered to the Sellers as herein required.  The Escrow Amount will be considered a portion of the Purchase Price (as defined below) and will be delivered as set forth in the Initial Escrow Agreement and this Section 2.  If this Agreement is terminated, then in accordance with the Initial Escrow Agreement, the Initial Escrow Agent will immediately return the Escrowed Amount to the Buyers, less the bank’s standard wire transfer charge.

(c)

Purchase Price.  The Buyers will pay to the Sellers, in the aggregate, at the Closing Three Hundred Ten Thousand Dollars ($310,000.00) (which amount includes the Escrow Amount), subject to adjustment as provided in Section 2(f) below by (i) delivery of cash in the amount of Two Hundred Sixty Thousand Dollars ($260,000.00), payable by wire transfer or delivery of other immediately available funds in accordance with that certain escrow agreement among the Seller, Buyer and Escrow, LLC (the “Closing Escrow Agent”), dated November 17, 2009 and attached hereto as Exhibit B (the “Closing Escrow Agreement”), and (ii) release of the Escrow Amount to the Sellers (collectively, the “Purchase Price”). Upon receiving the $260,000 balance of the Purchase Price from Buyers, Initial Escrow Agent will immediately forward such funds to the Sellers in accordance with the Initial Escrow Agreement.  If there is more than one Seller, then the Purchase Price will be paid by the Buyers and allocated among the Sellers in the manner specified on Schedule I to this Agreement or in such other manner as the Sellers instruct the Initial Escrow Agent and Closing Escrow Agent.

(d)

The Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) will take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyers and the Sellers may mutually determine (the “Closing Date”); provided, however, that the Closing Date will not be later than 5:00 p.m. (Eastern Time) on November 17, 2009, unless extended by written agreement of all Parties.  Once the Buyers and Sellers each have made the respective deliveries called for herein, the Closing will be deemed to have occurred.

(e)

Deliveries at the Closing.  At the Closing, (i) the Sellers will deliver to the Buyers the various certificates, instruments, and documents referred to in Section 7(a) below, (ii) the Buyers will deliver to the Sellers the various certificates, instruments, and documents referred to in Section 7(b) below, (iii) the Sellers will deliver to the Buyers stock certificates representing all of the Shares registered in the names of the respective Buyers as specified in Schedule I or endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee, and (iv) the Buyers will deliver to the Sellers the consideration specified in Section 2 above. The Initial Escrow Agent’s delivery of the Escrow Amount, and the Closing Escrow Agent’s delivery of the balance of the Purchase Price to Sellers will constitute delivery thereof by the Buyers for the purpose of this Section.

(f)

Adjustment for Outstanding Indebtedness.  The Purchase Price will be decreased by the amount of any outstanding Indebtedness of the Company existing as of the Closing Date.  If, as of the Closing Date, there exists outstanding Indebtedness, the Buyers will pay off such indebtedness directly in accordance with a disbursement letter to be mutually agreed upon among the Buyers and the Sellers.  In no event will the Buyers be required to make any payments in excess of the Purchase Price payable hereunder.

3.

Representations and Warranties Concerning the Transaction.

(a)

Representations and Warranties of the Sellers.  The Sellers jointly and severally represent and warrant to the Buyers that the statements contained in this Section 3(a)

are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(a)), except as set forth in Annex I attached hereto.

(i)

Authorization of Transaction.  Each of the Sellers has full power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of each of the Sellers, enforceable against each of them in accordance with its terms and conditions.  No Seller need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

(ii)

Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any of the Seller is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Sellers are a party or by which any of them is bound or to which any of their assets is subject.

(iii)

 Brokers' Fees.  The Sellers do not have any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Buyers or the Company could become liable or obligated.  The Sellers specifically represent and warrant to the Buyers that none of the Buyers nor the Company is or will become obligated to any finder, broker or agent, by reason of any actions taken or to be taken by the Sellers or the Company.

(iv)

Shares.  Each Seller is the owner of record and the beneficial owner of the number of Shares set forth opposite his name on Schedule I, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.  None of the Sellers is a party to any option, warrant, purchase right, or other contract or commitment that could require any Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement).  No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.  The Shares were duly and validly issued and are fully-paid and non-assessable.  Upon delivery of the Shares to the Buyers pursuant to this Agreement, the Buyers will acquire valid title thereto, free and clear of any Security Interests.

(b)

Representations and Warranties of the Buyers.  The Buyers jointly and severally represent and warrant to the Sellers that the statements contained in this Section 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the

Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(b)), except as set forth in Annex II attached hereto.

(i)

Authorization of Transaction.  Each of the Buyers has full power and authority to execute and deliver this Agreement and to perform his or its respective obligations hereunder, and the execution, delivery and performance of this Agreement has been authorized by all requisite corporate action on the part of any corporate Buyers. This Agreement constitutes the valid and legally binding obligation of the Buyers, enforceable against each of them in accordance with its terms and conditions.  The Buyers need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

(ii)

Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any Buyer is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Buyer is a party or by which it is bound or to which any of its assets are subject.

(iii)

Brokers' Fees.  The Buyers have no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any of the Sellers could become liable or obligated.

(iv)

Status of the Buyer.  Each Buyer represents and warrants that (A) such Buyer is acquiring the Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (B) such Buyer agrees not to sell or otherwise transfer the Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (C) such Buyer represents that it has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Shares, (D) such Buyer has had access to all documents, records, and books of the Company pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the acquisition of the Shares and to obtain any additional information which the Company possesses or was able to acquire without unreasonable effort and expense, and such Buyer received information concerning the Company, the Sellers and the Shares equivalent to that which would have been included in a registration statement prepared under the Securities Act of 1933, as amended, and (E) such Buyer has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment.

(v)

Buyers not Insolvent.  No Buyer is insolvent or bankrupt and no Buyer will be insolvent or bankrupt after purchasing the Shares, and Closing of the transactions herein contemplated will constitute each Buyer’s acknowledgment that the Shares’ value are equal to the Purchase Price.

(vi)

No General Solicitation.  No Buyer was solicited by any Seller or anyone else on any Seller’s behalf to enter into any transaction whatever by any form of general solicitation or general advertising, as those terms are defined in Regulation D under the Securities Act.

(vii)

Risk Acknowledgment.  Each Buyer acknowledges that at the time of the Closing the Company will have no assets or operating business and that the Shares are speculative and involve a high degree of risk, including among many other risks that the Shares will be restricted as elsewhere described in this Agreement and will not be transferable unless first registered under the Securities Act or pursuant to an exemption from such act's registration requirements.

(viii)

Restrictive Legend and Stop Order.  The Shares when delivered to Buyers will not be registered under the Securities Act or applicable state laws, but will be transferred in reliance upon the exemptions from registration provided by Section 4(1) of the Securities Act and under analogous state securities laws, on the grounds that the sale of the Shares does not involve any public offering and that Sellers are not thereby acting as an issuer, underwriter or dealer.  The Shares are "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Securities Act and must be held indefinitely, and the prior written consent of the Company will be necessary for their resale or other transfer, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale or transfer. All certificates delivered evidencing the Shares will bear a restrictive legend that refers to the Securities Act.

4.

Representations and Warranties Concerning the Company.  Each of the Sellers jointly and severally represent and warrant to the Buyers that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the disclosure schedule attached hereto (the “Disclosure Schedule”).  The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

(a)

SEC Reports.  The Company has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission since May 19, 2006 (the “SEC Reports”), all of which have complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.  As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Company’s SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b)

Organization of Company.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.  The Company is duly authorized to conduct business and is in good standing under the laws in every jurisdiction in which the ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.  The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any entity, directly or indirectly, or have any direct or indirect equity participation in any other entity.  The Sellers have delivered to the Buyers true, correct and complete copies of the Certificate of Incorporation and Bylaws of the Company, as amended through the date hereof.

(c)

Capitalization; No Restrictive Agreements.

(i)

The Company’s authorized capital stock, as of the date of this Agreement, consists of 10,000,000 shares of Common Stock, no par value per share, of which 4,600,000 shares are issued and outstanding.

(ii)

The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock.  All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.  There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security.  There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among the Sellers and any third party, or (iii) to the best knowledge of the Sellers between or among any of the Company’s stockholders.  The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

(d)

Financial Statements.  The Sellers have provided the Buyers with audited balance sheets and statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 2008 and 2007 (collectively, the "Financial Statements").  The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, fairly present the financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company.  The Company does not have any Liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any Liability for Taxes, except for Liabilities expressly specified in the Financial Statements (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

(e)

Absence of Certain Changes.  Since December 31, 2008, there has not been any event or condition of any character which has materially adversely affected, or may be expected to materially adversely affect, the Company’s business or prospects, including, but not limited to any material adverse change in the condition, assets, Liabilities (existing or contingent) or business of the Company from that shown in the Financial Statements.

(f)

Legal Proceedings.  As of the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, to the Sellers’ knowledge, threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a Material Adverse Effect.

(g)

Legal Compliance.  The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all Governmental Authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply.  To the Sellers’ knowledge, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a Governmental Authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(h)

Tax Matters.

(i)

The Company has filed all Tax Returns that it was required to file.  All such Tax Returns were correct and complete in all material respects.  All Taxes owed by the Company have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return.  No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.  There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

(ii)

The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(iii)

The Sellers do not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed.  There is no dispute or claim concerning any Liability with respect to any Taxes (a “Tax Liability”) of the Company either (A) claimed or raised by any authority in writing or (B) as to which the Sellers have Knowledge based upon personal contact with any agent of such authority.  No tax returns of the Company have ever been audited or are currently the subject of an audit. The Sellers have delivered to the Buyers correct and complete copies of all federal and state income and other material Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since inception.

(i)

Liabilities of the Company.  As of the date hereof, the Company has total Liabilities of $0.00, which Liabilities will be paid off at or prior to the Closing and will in no event become the Liability of the Buyers or remain the Liabilities of the Company following the Closing.

(j)

Market Maker.  The Company has at least one market maker for its Common Stock and such Market Maker has obtained all permits and made all filings necessary in order for such market maker to continue as a market maker in the Company’s Common Stock.

(k)

Shell Company.  The Company is a Shell Company as defined in Rule 12(b)(2) promulgated under the Exchange Act.  The Company maintains limited operations and does not employ any employees and does not maintain any employee benefit or stock option or similar equity incentive plans.

(l)

Disclosure.  No representation or warranty by the Sellers contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Sellers pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

5.

Pre-Closing Covenants.  The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a)

General.  Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

(b)

Notices and Consents.  The Sellers will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Buyers may reasonably request.  Each of the Parties will (and the Sellers will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the SEC and mailed to the Company’s shareholders at least 10 days before any person designated by Buyers can constitute a majority of the directors of the Company.  The Buyers and the Sellers agree to cooperate fully with the Company in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither the Company nor Sellers is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

(c)

Operation of Business.  The Sellers will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business.  Without limiting the generality of the foregoing, the Sellers will not cause or permit the Company to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein, (ii) issue, sell, or otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or Liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $1,000 (other than agreements for professional services which will be paid in full at or prior to the Closing) or (ii) otherwise engage in any practice, take any action, or enter into any transaction out of the ordinary course of business.

(d)

Preservation of Business.  The Sellers will cause the Company to keep its business and properties substantially intact, including the filing of all reports required to be filed with the Securities and Exchange Commission and FINRA in order to maintain the Company’s status as a reporting company and in order to continue the quotation of the Company’s Common Stock on the Over-the-Counter Bulletin Board.

(e)

Full Access.  The Sellers will permit, and the Sellers will cause the Company to permit, representatives of the Buyers to have full access at all reasonable times, to all properties, personnel, accountants, suppliers, and third party service providers, books, records (including Tax records), contracts, and documents, as applicable, of or pertaining to the Company.

(f)

Notice of Developments.  The Sellers will give prompt written notice to the Buyers of any material adverse development causing a breach of any of the representations and warranties in Section 4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his own representations and warranties in Section 3 above.  No disclosure by any Party pursuant to this Section 5(f), however, will be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(g)

Exclusivity.  The Sellers and the Company will not (and the Sellers will not cause or permit the Company to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any assets of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing.  The Sellers will not vote the Shares in favor of, or otherwise participate in, any such acquisition structured as a merger, consolidation, or share exchange. The Sellers will not, and will cause the Company not to, take any action that is inconsistent with the terms and provisions of this Agreement.  The Sellers and the Company will notify the Buyers immediately of any written proposal or offer respecting the Shares or the Company received by Sellers of the types covered by this paragraph.

6.

Post-Closing Covenants.  The Parties agree as follows with respect to the period following the Closing.

(a)

General.  In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below).  The Sellers acknowledge and agree that from and after the Closing the Buyers will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company.

(b)

Litigation Support.  In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as will be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 8 below).

(c)

Transition.  The Sellers will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

7.

Conditions to Obligation to Close.

(a)

Conditions to Obligation of the Buyers.  The obligation of the Buyers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(i)

the representations and warranties set forth in Section 3(a) and Section 4 above will be true and correct in all material respects at and as of the Closing Date;

(ii)

the Sellers will have performed and complied with all of his covenants hereunder in all material respects through the Closing;

(iii)

the Company will have procured all of the third party consents specified in Section 5(b) above;

(iv)

no action, suit, or proceeding will be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyers to own the Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge will be in effect);

(v)

the Sellers will have delivered to the Buyers a certificate to the effect that (A) each of the conditions specified above in Section 7(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities or Indebtedness, except for Indebtedness or Liabilities that are being paid at or immediately after the Closing from proceeds received by the Sellers at the Closing;

(vi)

the Buyers will have received the resignations, effective as of the tenth (10th) day following the filing by the Company of a Schedule 14f-1 information statement with the Securities and Exchange Commission, of the sole director of the Company and the Buyers will have received resignations as of the  Closing, of each officer of the Company and the designees specified by the Buyers will have been appointed as officers and directors of the Company;

(vii)

 there will not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2008 which has had or is reasonably likely to cause a Material Adverse Effect;

(viii)

the Buyers will have completed its business, accounting and legal due diligence review of the Company, and the results thereof will not have revealed any material breach of this Agreement by Sellers or the Company, nor that any representation or warranty of Sellers or the Company in this Agreement is false in any material respect;

(ix)

the Buyers will have received such pay-off letters and releases (including a release from Gordon Clayton, a former officer and director of the Company, and Ian Heathcote, a former significant stockholder of the Company) relating to Indebtedness and Liabilities as it will have reasonably requested and such pay-off letters and releases will be in form and substance reasonably satisfactory to the Buyers;

(x)

the Company will have delivered evidence reasonably satisfactory to Buyers of the Company’s corporate organization and proceedings and its existence in each jurisdiction in which it is incorporated or qualified to do business, including evidence of such existence as of the Closing and the Company will have delivered to the Buyers the Company’s original minute book and corporate seal and all other original corporate documents;

(xi)

the Company will have filed all of the reports required to be filed under the Exchange Act during the 12 months preceding the Closing (or such shorter period as the Company was required to file such reports) and the Company will have otherwise met all of the requirements of Rule 144(c) of the Securities Act;

(xii)

the Company will have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTC Bulletin Board;

(xiii)

the Buyers will have received an opinion of counsel to the Sellers and the Company relating to the matters set forth in this Agreement and such opinion will be in form and substance reasonably satisfactory to the Buyers;

(xiv)

The Company will not have any operating assets or properties;

(xv)

the Purchase Price and all outstanding Indebtedness as of the Closing will be paid off in accordance with a disbursement letter to be mutually agreed upon by the Buyers and the Sellers and, after all payments are made in accordance with such disbursement letter, the Company will have no outstanding Liabilities or accrued expenses whatsoever; and

(xvi)

all actions to be taken by the Sellers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyers.

The Buyers may waive any condition specified in this Section 7(a) at or prior to the Closing, and its delivery to Sellers of the things required in Section 2(e) will constitute Buyers’ declaration that all conditions precedent to its obligation to close have been satisfied.

(b)

Conditions to Obligation of the Sellers.  The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(i)

the representations and warranties set forth in Section 3(b) above will be true and correct in all material respects at and as of the Closing Date;

(ii)

the Buyers will have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(iii)

no action, suit, or proceeding will be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge will be in effect);

(iv)

the Buyers will have delivered to the Sellers a certificate to the effect that each of the conditions specified above in Section 7(b)(i)-(iii) is satisfied in all respects; and

(v)

all actions to be taken by the Buyers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

The Sellers may waive any condition specified in this Section 7(b) at or prior to the Closing and their delivery to Buyers of the things required in Section 2(e) will constitute Seller’s declaration that all conditions precedent to its obligation to close have been satisfied.

8.

Remedies for Breaches of this Agreement.

(a)

Survival of Representations and Warranties.

All of the representations and warranties of the Parties will survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of three years thereafter; provided, however, that the representations and warranties contained in Sections 3(a), 3(b) and 4(c), (h) and (i) will survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period equal to the applicable statute of limitations.

(b)

Indemnification Provisions for Benefit of the Buyer.

(i)

In the event the Sellers breach (or in the event any third party alleges facts that, if true, would mean the Sellers have breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Buyers make a written claim for indemnification against the Sellers pursuant to Section 11(h) below within such survival period, then the Sellers will, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(ii)

The Sellers will, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any Taxes of the Company with respect to any Tax year or portion thereof ending on or before the Closing Date ((or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with Section 9) to the portion of such period beginning before and ending on the Closing Date)) and (y) for the unpaid Taxes of any Person (other than the Company) under Reg. §1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii)

The Sellers will, jointly and severally, indemnify the Buyers from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

(iv)

The Sellers will, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Indebtedness of the Company existing as of the Closing Date.

(c)

Indemnification Provisions for Benefit of the Seller.  In the event the Buyers breach (or in the event any third party alleges facts that, if true, would mean the Buyers has breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Sellers make a written claim for indemnification against the Buyers pursuant to Section 11(h) below within such survival period, then the Buyers will, jointly and severally, indemnify the Sellers from and against the entirety of any Adverse Consequences the Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Sellers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d)

Matters Involving Third Parties.

(i)

 If any third party will notify any Party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under this Section 8, then the Indemnified Party will promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party will relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii)

Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii)

So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(iv)

In the event any of the conditions in Section 8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

(e)

Other Indemnification Provisions.  Each Seller hereby agrees that he will not make any claim for indemnification against the Company by reason of the fact that he was a director, officer, employee, or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyers against such Sellers (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

9.

Tax Matters.

(a)

The following provisions will govern the allocation of responsibility as between the Buyers and the Sellers for certain tax matters following the Closing Date.  Sellers have caused or will cause federal and applicable state tax returns to be filed for the Company covering the year ended December 31, 2008, and no taxes were owed under any such returns.

Buyers will cause the Company to prepare and file all tax returns due for 2009 and subsequent years.

(b)

Sellers agree to provide to Buyers copies of all tax returns in Sellers’ possession filed by the Company and of all books and records of the Company in Sellers’ possession.  Each Seller also agrees to cooperate with Buyers and the Company to answer their questions regarding all tax returns filed by the Company while any Seller was an executive officer and director of the Company.

(c)

All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement will be paid by the Sellers when due, and Sellers will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyers will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

10.

Termination.

(a)

Termination of Agreement.  The Parties may terminate this Agreement as provided below:

(i)

the Buyers and the Sellers may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii)

the Buyers may terminate this Agreement by giving written notice to the Sellers on or before the 5th day following the date of this Agreement if the results its legal, business and accounting due diligence will have revealed any material breach of this Agreement by Sellers or the Company, or that any representation or warranty of Sellers or the Company in this Agreement is false in any material respect; provided, however, that the 5 day period referred to above will be extended by the number of days that elapse between the date that the Buyers or their agent make a reasonable due diligence request and the date that the items requested by the Buyers are received by the Buyers or their agent;

(iii)

the Buyers may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing (A) in the event the Sellers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyers have notified the Sellers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing has not occurred on or before November 17, 2009 by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from the Buyers themselves breaching any representation, warranty, or covenant contained in this Agreement); and

(iv)

the Sellers may terminate this Agreement by giving written notice to the Buyers at any time prior to the Closing (A) in the event the Buyers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Sellers have notified the Buyers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing has not occurred on or before November 17, 2009, by reason of the failure of any condition precedent under Section 7(b) hereof (unless the failure results primarily from the Sellers themselves breaching any representation, warranty, or covenant contained in this Agreement).

(b)

Effect of Termination.  If this Agreement terminates pursuant to Section 10(a)(i), 10(a)(ii) or 10(a)(iii) above, all rights and obligations of the Parties hereunder will terminate without any Liability of any Party to any other Party, except for any Liability of a Party if the Party is then in breach.  Notwithstanding the foregoing, if the Buyers terminate this Agreement as the result of the Sellers’ breach of Section 5(g) (Exclusivity) hereof, in addition to any other remedy available to the Buyers, the Sellers will reimburse the Buyers’ fees and expenses incurred in connection with the negotiation of this Agreement and all related agreements and documents and the transactions contemplated by this Agreement and such related documents, including attorneys’ fees, and any due diligence work performed by the Buyers whether incurred prior to or after the date of this Agreement, all of which will not in the aggregate exceed Fifty Thousand Dollars ($50,000).

11.

Miscellaneous.

(a)

Facsimile Execution and Delivery.  Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

(b)

Press Releases and Public Announcements.  Until the Closing, no Party will issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

(c)

No Third-Party Beneficiaries.  This Agreement will not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(d)

Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e)

Succession and Assignment.  This Agreement will be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyers and the Sellers; provided, however, that the Buyers may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment will operate to release Buyers or a successor from any obligation hereunder unless and only to the extent that the Sellers agree in writing.

(f)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(g)

Headings.  The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(h)

Notices.  All notices, requests, demands, claims, and other communications hereunder will be in writing.  Any notice, request, demand, claim, or other communication hereunder will be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at its address as specified on the signature page hereto. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(i)

Governing Law.  This Agreement will be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j)

Amendments and Waivers.  No amendment of any provision of this Agreement will be valid unless the same will be in writing and signed by the Buyers and the Sellers.  No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k)

Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l)

Expenses.  Each of the Parties and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.  The Sellers agree that the Company has not borne nor will it bear any of the Seller’s costs and expenses (including any legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

(m)

Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state or local statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” means including without limitation.  The Parties intend that each representation, warranty, and covenant contained herein will have independent significance.  If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the Disclosure Schedule will be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail.  Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item will not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

(n)

Incorporation of Exhibits, Annexes, and Schedules.  The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(o)

Specific Performance.  Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 10(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

(p)

Submission to Jurisdiction.  Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.  Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11(h) above.  Nothing in this Section 11(p), however, will affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity.  Each Party agrees that a final judgment in any action or proceeding so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first above written.

SELLERS:

BELMONT PARTNERS, LLC

By:

Name:

Title:

Address:

COMPANY:

FIND THE WORLD INTERACTIVE, INC.

By:______________________________

Name:

Title:

Address:

BUYERS:

UNIQUE INVENTION DEVELOPMENT LIMITED

By:_______________________________

Name:

Title:

Address:

APPENDIX A

DEFINITIONS

As used herein, the following terms have the respective meanings set forth below:

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

“Buyer” has the meaning set forth in the preface above.

“Closing” has the meaning set forth in Section 2(d) above.

“Closing Date” has the meaning set forth in Section 2(d) above.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Find the World Interactive, Inc. and its subsidiaries, if any.

“Disclosure Schedule” has the meaning set forth in Section 4 above.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” has the meaning set forth in Section 4(d) above.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Authority” means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court of the United States of America or any political subdivision thereof, or of any other country.

“Indebtedness” of any Person means, in each case whether or not accrued on the books of such Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person upon which interest charges are customarily paid or which are evidenced by notes, bonds, debentures, credit agreements or similar agreements or investments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person under capitalized leases, (e) all obligations of such Person in respect of acceptances, letters of credit or letters of guaranty issued or created for the account of such Person, and (f) all liabilities secured by any Security Interest on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof.

“Indemnified Party” has the meaning set forth in Section 8(d)(i) above.

“Indemnifying Party” has the meaning set forth in Section 8(d)(i) above.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Parties” has the meaning set forth in the preface above.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Purchase Price” has the meaning set forth in Section 2(b) above.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Interest” means any adverse claim, mortgage, pledge, lien, encumbrance, option, restriction on transfer, easement, right of way, matter of survey, charge, or other security interest.

“Seller” has the meaning set forth in the preface above.

“Shares” has the meaning set forth in the recitals above.

“Subsidiary” means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

“Tax” means any federal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code §59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Liability” has the meaning set forth in Section 4(h)(iii) above.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claim” has the meaning set forth in Section 8(d)(i) above.

SCHEDULE I

PURCHASE AND SALE OF SHARES

SELLERS

Name of Seller	Number of Shares To Be Sold at the Closing	Purchase Price Per Share	Total Purchase Price

Belmont Partners, LLC	3,076,500	$0.10 (rounded)	$310,000

BUYERS

Name of Buyer	Number of Shares To Be Purchased at the Closing	Purchase Price Per Share	Total Purchase Price

Unique Invention Development Limited	3,076,500	$0.010 (rounded)	$310,000

ANNEX I

Exceptions to the Sellers’ Representations and Warranties

Concerning the Transaction

None.

ANNEX II

Exceptions to the Buyer’ Representations and Warranties

Concerning the Transaction

None.